SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 18, 2003
                (Date of Report--Date of Earliest Event Reported)



                                D.R. Horton, Inc.
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                       1-14122                 75-2386963
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                       Identification No.)




           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
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                    (Address of Principal Executive Offices)


                                 (817) 856-8200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

     On February 18, 2003, D.R. Horton, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission the Company's Quarterly Report on Form 10-Q/A for the three month period ended December 31, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q/A is accompanied by the certifications of Donald J. Tomnitz, Vice Chairman, President and Chief Executive Officer of the Company, and Samuel R. Fuller, Executive Vice President, Treasurer and Chief Financial Officer of the Company. Such certifications are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 2003

                                        D. R. Horton, Inc.


                                        By: /s/ Samuel R. Fuller
                                           ---------------------
                                           Samuel R. Fuller
                                           Executive Vice President, Treasurer,
                                           and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Exhibit
-------  -------
99.1 Certificate pursuant to 18 U.S.C. Section 1350 by the Company's Chief Executive Officer.

99.2 Certificate pursuant to 18 U.S.C. Section 1350 by the Company's Chief Financial Officer.